UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2012

DST SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

DST Systems, Inc. (“DST” or the “Company”) previously announced fourth quarter 2011 and annual 2011 financial results on February 7, 2012.  Since the date of that release, there have been further developments relating to a regulatory inquiry regarding the processing of certain pharmacy claims during the period 2006 to 2009.  Based upon these further developments, the Company has estimated the amount to resolve the matter and has recorded a $3.5 million loss accrual at December 31, 2011.  This loss accrual represents the Company’s current best estimate of the amount to resolve the matter under authoritative accounting guidance for loss contingencies, Accounting Standards Codification No. 450.  There can be no assurance that the loss accrual will be sufficient to resolve the matter.

The establishment of this loss accrual has caused the Company to decrease consolidated incentive compensation by $1.4 million as of December 31, 2011.  The net result of these subsequent events is an increase in Costs and expenses of $2.1 million, an increase in income taxes of $500,000, and a decrease in net income attributable to DST (“DST Earnings”) of $2.6 million ($0.05 per diluted share for the fourth quarter 2011).

The table below presents the effect of the above noted amounts on the consolidated statement of income for the three months and year ended December 31, 2011, as compared to amounts previously reported in the fourth quarter and annual results release on February 7, 2012 (amounts in millions, except per share amounts):

	Three Months Ended		Year Ended
	December 31, 2011		December 31, 2011
	As Previously Reported	As Revised	As Previously Reported	As Revised

Costs and expenses	$528.5	$530.6	$1,994.9	$1,997.0
Income from operations	58.4	56.3	262.2	260.1
Income before income taxes and non-controlling interest	62.3	60.2	276.1	274.0
Income taxes	22.5	23.0	95.3	95.8
Net income	39.8	37.2	180.8	178.2
Net income attributable to DST Systems, Inc.	41.8	39.2	185.7	183.1
Basic earnings per share	0.95	0.89	4.07	4.01
Diluted earnings per share	0.93	0.88	4.01	3.95
Non-GAAP diluted earnings per share	1.05	1.07	4.07	4.09

The changes described above affect only the Financial Services Segment and do not affect the Output Solutions or Investments and Other Segments.  Except as described herein, the condensed consolidated statement of income and the other information included in the February 7, 2012 release is unchanged.  Included below is a revised condensed consolidated statement of income that reflects the effects of the adjustments made.

Use of Non-GAAP Financial Information

In addition to reporting operating income, pretax income, net income attributable to DST Systems, Inc. and earnings per share on a GAAP basis, DST has also made certain non-GAAP adjustments which are described below in the section titled “Description of Non-GAAP Adjustments” and are reconciled to the corresponding GAAP measures in the included financial schedules titled “Reconciliation of Reported Results to Income Adjusted for Certain Non-GAAP Items” that accompany this filing.  In making these non-GAAP adjustments, the Company takes into account the impact of items that are not necessarily ongoing in nature, that do not have a high level of predictability associated with them or that are non-operational in nature.  Generally, these items include net gains on dispositions of business units, net gains (losses) associated with securities and other investments, restructuring and impairment costs and other similar items.  Management believes the exclusion of these items provides a useful basis for evaluating underlying business unit performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information.

Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends and “operational run-rate,” as well as making financial comparisons to prior periods presented on a similar basis.  The Company believes that providing such adjusted results allows investors and other users of DST’s financial statements to better understand DST’s comparative operating performance for the periods presented.

DST’s management uses each of these non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to past periods.  DST’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures.  Although DST’s management believes non-GAAP measures are useful in evaluating the performance of its business, DST acknowledges that items excluded from such measures may have a material impact on the Company’s income from operations, pretax income, net income and earnings per share calculated in accordance with GAAP.  Therefore, management typically uses non-GAAP measures in conjunction with GAAP results.  Investors and users of our financial information should also consider the above factors when evaluating DST’s results.

* * * * *

Safe Harbor Statement

Certain material presented in this Form 8-K includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this Form 8-K that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.  Whenever used, words such as “may,” “will,”

“would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements.  Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements.  Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission.  All such factors should be considered in evaluating any forward-looking statements.  The Company undertakes no obligation to update any forward-looking statements in this Form 8-K to reflect new information, future events or otherwise.

DST SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In millions, except per share amounts)

(Unaudited)

	Three Months
	Ended	Year Ended
	December 31,	December 31,
	2011	2011

Operating revenues	$457.3	$1,744.0
Out-of-pocket reimbursements	166.1	644.7

Total revenues	623.4	2,388.7

Costs and expenses	530.6	1,997.0
Depreciation and amortization	36.5	131.6

Income from operations	56.3	260.1

Interest expense	(11.9)	(46.5)
Other income, net	11.4	38.7
Equity in earnings of unconsolidated affiliates	4.4	21.7

Income before income taxes and non-controlling interest	60.2	274.0
Income taxes	23.0	95.8

Net income	37.2	178.2
Net loss attributable to non-controlling interest	2.0	4.9

Net income attributable to DST Systems, Inc.	$39.2	$183.1

Average common shares outstanding	44.1	45.7
Average diluted shares outstanding	44.7	46.3

Basic earnings per share	$0.89	$4.01
Diluted earnings per share	$0.88	$3.95

DST SYSTEMS, INC.

STATEMENT OF INCOME FROM OPERATIONS BY SEGMENT

(In millions)

(Unaudited)

	Three Months
	Ended	Year Ended
	December 31,	December 31,
	2011	2011
Income (loss) from operations
Financial Services	$51.2	$237.9
Output Solutions	4.9	21.2
Investments and Other	2.2	8.9
Elimination Adjustments	(2.0)	(7.9)
	$56.3	$260.1

Description of Non-GAAP Adjustments

In addition to reporting operating income, pretax income, net income attributable to DST Systems, Inc. and earnings per share on a GAAP basis, DST has also made certain non-GAAP adjustments that are described below and are reconciled to the corresponding GAAP measures in the included financial schedules titled “Reconciliation of Reported Results to Income Adjusted for Certain Non-GAAP Items” that are included in this filing.  DST’s use of non-GAAP adjustments is further described in the section entitled “Use of Non-GAAP Financial Information.”

The following items, which occurred during the quarter ended December 31, 2011, have been treated as non-GAAP adjustments:

•                  Business development expenses (legal, accounting, investment banking and other professional fees) associated with business acquisitions, included in costs and expenses, in the amount of $1.4 million.  The income tax benefit associated with these expenses was approximately $600,000.  The business development expenses incurred during fourth quarter 2011 were associated with the completion of the ALPS transaction.

•                  Business advisory expenses associated with an action by the DST Board of Directors to retain independent advisors to assist the Board with its ongoing review of DST’s business plan, assets and investment portfolio, included in costs and expenses, in the amount of $1.0 million.  The income tax benefit associated with these expenses was approximately $400,000.  The Company expects these services to continue for the next several quarters.

•                  Restructuring cost associated with amending sales / marketing agreements of acquired businesses, included in costs and expenses, in the amount of $7.3 million. The income tax benefit associated with this expense was approximately $2.9 million.

•                  Loss accrual recorded for a regulatory inquiry regarding the processing of certain pharmacy claims during the period 2006 to 2009, included in costs and expenses, in the amount of $3.5 million.  There was no income tax benefit attributed to this loss accrual.

•                  Employee termination expenses of $1.0 million associated with reductions in workforce in the Output Solutions Segment, which were included in costs and expenses.  The aggregate income tax benefit associated with these costs was approximately $300,000.  These costs were incurred by Innovative Output Solutions Limited (“IOS”), a consolidated but not wholly-owned subsidiary of DST.  Accordingly, a portion of this cost ($200,000) was attributable to the non-controlling interest.

•                  Other net gain, in the amount of $2.3 million, associated with gains (losses) related to securities and other investments, which were included in other income, net.  The income tax expense associated with this net gain was approximately $800,000.  The $2.3 million of net gains on securities and other investments for fourth quarter 2011 was comprised of net realized gains from sales of available-for-sale securities of $3.0 million and net gains on private equity funds and other investments of $800,000, partially offset by other than temporary impairments on available-for-sale securities of $1.5 million.

•                  Impairment of unconsolidated affiliate, in the amount of $700,000, included in equity in earnings of unconsolidated affiliates. The income tax benefit associated with this expense was approximately $200,000.

In addition to the items that occurred in the quarter ended December 31, 2011 as described above, the following items, which occurred during the nine months ended September 30, 2011, have been previously reported as non-GAAP adjustments:

•                  Contract termination payment, net of certain costs, resulting from the termination of a Financial Services subaccounting client, in the amount of $2.0 million.  The net contract termination gain was comprised of operating revenues of $3.5 million, partially offset by certain costs of $1.5 million that were included in costs and expenses.  The aggregate income tax expense associated with this net contract termination gain was approximately $800,000.

•                  Employee termination expenses of $5.4 million associated with reductions in workforce in the Financial Services Segment ($1.3 million) and the Output Solutions Segment ($4.1 million), which were included in costs and expenses.  The aggregate income tax benefit associated with these costs was approximately $2.1 million.

•                  Business development expenses (legal, accounting, investment banking and other professional fees) associated with 2011 business acquisitions, included in costs and expenses, in the amount of $1.9 million ($1.7 million in Financial Services and $200,000 in Output Solutions).  The income tax benefit associated with these expenses was approximately $800,000.

•                  Business advisory expenses associated with an action by the DST Board of Directors to retain independent advisors to assist the Board with its ongoing review of DST’s business plan, assets and investment portfolio, included in costs and expenses, in the amount of $800,000.  The income tax benefit associated with these expenses was approximately $300,000.

•                  Other net gain, in the amount of $14.9 million, associated with gains (losses) related to securities and other investments, which were included in other income, net.  The income tax expense associated with this net gain was approximately $5.9 million.  The $14.9 million of net gain on securities and other investments for the nine months ended September 30, 2011 was comprised of net realized gains from sales of available-for-sale securities of $18.8 million, partially offset by net losses on private equity funds and other investments of $1.6 million and other than temporary impairments on available-for-sale securities of $2.3 million.

•                  Net loss, in the amount of $1.2 million, associated with the repurchase of senior convertible debentures, which was included in other income, net.  The income tax benefit associated with this net loss was approximately $400,000.

•                  Employee termination expenses at an unconsolidated affiliate, BFDS, associated with a reduction in workforce, included in equity in earnings of unconsolidated affiliates in the amount of $2.6 million. The income tax benefit associated with these expenses was approximately $300,000.

DST SYSTEMS, INC.

RECONCILIATION OF REPORTED RESULTS TO INCOME ADJUSTED FOR CERTAIN NON-GAAP ITEMS

(Unaudited - in millions, except per share amounts)

	Three Months Ended December 31, 2011
	Operating	Pretax	Net	DST	Diluted
	Income	Income	Income	Earnings*	EPS

Reported GAAP income	$56.3	$60.2	$37.2	$39.2	$0.88

Adjusted to remove:

Included in operating income:

Business development expenses - Financial Services	1.4	1.4	0.8	0.8	0.02
Business advisory expenses - Financial Services	1.0	1.0	0.6	0.6	0.01
Restructuring cost to amend sales / marketing agreements - Financial Services	7.3	7.3	4.4	4.4	0.10
Loss accrual - Financial Services	3.5	3.5	3.5	3.5	0.07
Employee termination expenses - Output Solutions	1.0	1.0	0.7	0.5	0.01

Included in non-operating income:

Net gain on securities and other investments		(2.3)	(1.5)	(1.5)	(0.03)
Impairment of unconsolidated affiliate		0.7	0.5	0.5	0.01

Adjusted Non-GAAP income	$70.5	$72.8	$46.2	$48.0	$1.07

	Year Ended December 31, 2011
	Operating	Pretax	Net	DST	Diluted
	Income	Income	Income	Earnings*	EPS

Reported GAAP income	$260.1	$274.0	$178.2	$183.1	$3.95

Adjusted to remove:

Included in operating income:

Contract termination payment, net - Financial Services	(2.0)	(2.0)	(1.2)	(1.2)	(0.03)
Employee termination expenses - Financial Services	1.3	1.3	0.8	0.8	0.02
Employee termination expenses - Output Solutions	5.1	5.1	3.2	3.0	0.06
Business development expenses - Financial Services	3.1	3.1	1.8	1.8	0.04
Business development expenses - Output Solutions	0.2	0.2	0.1	0.1
Business advisory expenses - Financial Services	1.8	1.8	1.1	1.1	0.02
Restructuring cost to amend sales / marketing agreements - Financial Services	7.3	7.3	4.4	4.4	0.10
Loss accrual - Financial Services	3.5	3.5	3.5	3.5	0.08

Included in non-operating income:

Net gain on securities and other investments		(17.2)	(10.5)	(10.5)	(0.23)
Net loss on repurchase of convertible debentures		1.2	0.8	0.8	0.02
Employee termination expenses at unconsolidated affiliate		2.6	2.3	2.3	0.05
Impairment of unconsolidated affiliate		0.7	0.5	0.5	0.01

Adjusted Non-GAAP income	$280.4	$281.6	$185.0	$189.7	$4.09

Note: See the Description of Non-GAAP Adjustments section for a description of each of the above adjustments and see the Use of Non-GAAP Financial Information section for management’s reasons for providing non-GAAP financial information.

*                 DST Earnings has been defined as “Net income attributable to DST Systems, Inc.” (taking into account the net loss attributable to non-controlling interest).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of February, 2012.

DST Systems, Inc.

By:	/s/ Kenneth V. Hager
Kenneth V. Hager
Vice President, Chief Financial Officer and Treasurer